UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 20, 2011
BroadSoft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34777	52-2130962
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
9737 Washingtonian Boulevard, Suite 350
Gaithersburg, Maryland 20878
(Address of principal executive offices)
(301) 977-9440
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 15, 2011, BroadSoft, Inc. (the “Company”) announced the pricing of $100.0 million aggregate principal amount of 1.50% convertible senior notes due 2018 (the “Notes”) to be issued in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Company’s grant to the initial purchasers of the Notes of an option to purchase up to an additional $20.0 million aggregate principal amount of Notes (collectively, the “Note Offering”). On June 15, 2011, the initial purchasers of the Notes exercised such option in full.
On June 20, 2011, the Company issued $120.0 million aggregate principal amount of Notes in the Note Offering. The Notes are senior unsecured obligations of the Company, with interest payable semi-annually in cash at a rate of 1.50% per annum, and will mature on July 1, 2018, unless earlier repurchased, redeemed or converted. Upon satisfaction of certain conditions as described below, the Notes will be convertible into cash up to the principal amount of the Notes and, with respect to any excess conversion value, into shares of the Company’s common stock. The initial conversion rate is 23.8126 shares per $1,000 principal amount of Notes (equivalent to a conversion price of approximately $41.99 per share). The conversion rate will be subject to adjustment in some events, but will not be adjusted for accrued interest. In addition, if a make-whole fundamental change (as defined in the Indenture) occurs prior to the maturity date, the Company will in some cases increase the conversion rate for a holder who elects to convert its Notes in connection with such make-whole fundamental change.
The Company expects the net proceeds from the Note Offering to be approximately $115.7 million, after deducting discounts to the initial purchasers and estimated offering expenses payable by the Company. The Company intends to use the net proceeds for general corporate purposes, including potential acquisitions of complementary businesses, products or technologies.
Indenture
The Company issued the Notes pursuant to an indenture, dated as of June 20, 2011 (the “Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee.
Holders of the Notes may convert their Notes at their option prior to the close of business on the scheduled trading day immediately preceding April 1, 2018 only under the following circumstances: (1) during any calendar quarter (and only during such calendar quarter) after the calendar quarter ending September 30, 2011, if the last reported sale price of the common stock for 20 or more trading days in a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter exceeds 130% of the applicable conversion price in effect on the last trading day of the immediately preceding calendar quarter; (2) during the five business day period after any ten consecutive trading day period (the “measurement period”) in which the trading price (as defined in the Indenture) per $1,000 principal amount of Notes for each day of such measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the applicable conversion rate on each such day; (3) if the Company calls any or all of the Notes for redemption; or (4) upon the occurrence of specified corporate events. On and after April 1, 2018 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their Notes at any time, regardless of the foregoing circumstances.
The Company may not redeem the Notes prior to July 1, 2015. Beginning July 1, 2015, the Company may redeem for cash all or a part of the Notes (except for Notes the Company is required to repurchase as described above) if the last reported sale price of the Company’s common stock exceeds 140% of the applicable conversion price for 20 or more trading days in a period of 30 consecutive trading days ending on the trading day immediately prior to the date of the notice of redemption. The redemption price will equal the sum of 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, plus a “make-whole premium” payment.
Holders of the Notes may require the Company to repurchase some or all of the Notes for cash, subject to certain exceptions, upon a fundamental change (as defined in the Indenture) at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest up to but excluding the relevant repurchase date.
The Indenture provides for customary events of default, including, but not limited to, cross acceleration to certain other indebtedness of the Company and its subsidiaries. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes, as applicable, may declare all of the Notes to be due and payable immediately.
The Indenture and form of Notes are filed herewith as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference herein. The foregoing description of the terms of the Notes and the Indenture does not purport to be complete and is qualified in its entirety by reference to such exhibits.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See Item 1.01 above, which is incorporated by reference herein.
Item 3.02 Unregistered Sales of Equity Securities.
See Item 1.01 above, which is incorporated by reference herein.
Item 8.01 Other Events.
On June 20, 2011, the Company issued a press release announcing the closing of the Note Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
This Current Report on Form 8-K includes forward-looking statements regarding future events. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding the anticipated uses of the proceeds from the offering, any statements of expectation or belief, and any statements of assumptions underlying any of the foregoing. These statements are based on current expectations on the date of this report and involve a number of significant risks and uncertainties that may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the risks of identifying and completing acquisitions using the proceeds of the offering. The Company’s Securities and Exchange Commission filings identify many other risks and uncertainties. Any forward-looking statements that the Company makes in this report speak only as of the date of such statement, and the Company undertakes no obligation to update such statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of June 20, 2011, by and between the Company and Wells Fargo Bank, N.A., as Trustee.

4.2	Form of Note representing the BroadSoft, Inc. 1.50% Convertible Senior Notes due 2018 (included as Exhibit A to the Indenture filed as Exhibit 4.1).

99.1	Press release dated June 20, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSOFT, INC.
Date: June 21, 2011	By:	/s/ Mary Ellen Seravalli
		Name:	Mary Ellen Seravalli
		Title:	Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
4.1	Indenture, dated as of June 20, 2011, by and between the Company and Wells Fargo Bank, N.A., as Trustee.

4.2	Form of Note representing the BroadSoft, Inc. 1.50% Convertible Senior Notes due 2018 (included as Exhibit A to the Indenture filed as Exhibit 4.1).

99.1	Press release dated June 20, 2011.